SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[X]    Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)
      Fidelity Investment Trust

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:



FIDELITY GLOBAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
FUNDS OF
FIDELITY INVESTMENT TRUST

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Global Bond Fund and Fidelity New Markets Income Fund (the funds), will be held at the office of Fidelity Investment Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 17, 1997, at 9:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.  To elect a Board of Trustees.
2. To ratify the selection of Coopers & Lybrand L.L.P. and Price Waterhouse LLP as independent accountants of the trust.
3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
6. To adopt a new fundamental investment policy for the trust to permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
7.  To approve an amended management contract for the Fidelity Global Bond
Fund.
8. To approve an amended management contract for the Fidelity New Markets Income Fund.
9. To approve a new sub-advisory agreement with Fidelity Investments Japan Limited (FIJ) for Fidelity Global Bond Fund.
10 . To approve an agreement and plan providing for the reorganization of Fidelity Global Bond Fund.
11. To approve an agreement and plan providing for the reorganization of Fidelity New Markets Income Fund.
12. To amend Fidelity Global Bond Fund's fundamental investment limitation concerning real estate.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

13. To amend Fidelity Global Bond Fund's fundamental investment limitation concerning borrowing.
14. To amend Fidelity Global Bond Fund's fundamental investment limitation concerning concentration.

 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

  By order of the Board of Trustees,
  ARTHUR S. LORING, Secretary

July 21, 1997


YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
        REGISTRATION                   VALID
                                       SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY GLOBAL BOND FUND
FIDELITY FIDELITY NEW MARKETS INCOME FUND
TO BE HELD ON SEPTEMBER 17, 1997

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Global Bond Fund and Fidelity New Markets Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 17, 1997 at 9:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser. Shareholders of the trust's other funds, Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity U.K. Fund, and Fidelity Worldwide Fund will also participate in the Meeting and have been mailed a separate notices and proxy statements relating to proposals to be voted upon by the trust and/or by the shareholders of those funds.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $7,000 (Fidelity Global Bond Fund) and $11,000 (Fidelity Fidelity New Markets Income Fund). The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC) the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), sub-advisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Investments Japan Limited. (FIJ) located at Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan and Fidelity International Investment Advisors
(FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda and are also sub-advisors to the funds. Fidelity International Investment Advisors (U.K.) Limited (FIIAL (U.K.)) located at 130 Tonbridge Road, Hildenborough, Kent, TN119DZ, England is also a sub-advisor to Fidelity Fidelity New Markets Income Fund.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $1,000 (Fidelity Global Bond Fund) and $2,000 (Fidelity Fidelity New Markets Income Fund). The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund in the trust issued and outstanding as of May 31, 1997 are indicated in the following table:
 Fidelity Canada Fund
 Fidelity Diversified International Fund   Fidelity Emerging Markets Fund
Fidelity Europe Fund   Fidelity Europe Capital Appreciation Fund
 Fidelity France Fund   Fidelity Global Bond Fund
 Fidelity Germany Fund   Fidelity Hong Kong and China Fund   Fidelity
International Growth & Income Fund   Fidelity International Value Fund
 Fidelity Japan Limited
 Fidelity Japan Small Companies Fund
 Fidelity Latin America Fund
 Fidelity Fidelity New Markets Income Fund
 Fidelity Nordic Fund
 Fidelity Overseas Fund
 Fidelity Pacific Basin Fund
 Fidelity Southeast Asia Fund
 Fidelity U.K. Fund   Fidelity Worldwide Fund
 As of May 31, 1997, the nominees and officers of the trust owned, in the aggregate, less than 1% of each fund's outstanding shares.
 To the knowledge of the trust, substantial (5% or more) record ownership or beneficial ownership of the funds was as follows:
 Shareholders of record at the close of business on July 21, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUNDS' ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1996 CALL: 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST AND, IN THE CASE OF PROPOSALS 4 AND 5 A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 6, 7, 9, 10, 12, 13 AND 14 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF FIDELITY GLOBAL BOND FUND. APPROVAL OF PROPOSALS 6, 8 AND 11 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF FIDELITY FIDELITY NEW MARKETS INCOME FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE. The following tables summarize the proposals applicable to each fund.
Proposal #   Proposal Description              Applicable Fund(s)

 1.          To elect as Trustees the 12       Fidelity Global Bond Fund
             nominees presented in             Fidelity Fidelity New
             proposal 1.                       Markets Income Fund

 2.          To ratify the selection of        Fidelity Global Bond Fund
             Coopers & Lybrand L.L.P.          Fidelity Fidelity New
             and Price Waterhouse LLP          Markets Income Fund
             as independent accountants
             of the trust.

 3.          To amend the Declaration of       Fidelity Global Bond Fund
             Trust to provide voting rights    Fidelity Fidelity New
             based on a shareholder's          Markets Income Fund
             total dollar investment in a
             fund, rather than on the
             number of shares owned.

 4.          To amend the Declaration of       Fidelity Global Bond Fund
             Trust to eliminate the            Fidelity Fidelity New
             requirement that                  Markets Income Fund
             shareholders be notified in
             the event of an appointment
             of a Trustee within three
             months of the appointment.

 5.          To amend the Declaration of       Fidelity Global Bond Fund
             Trust to clarify that the         Fidelity Fidelity New
             Trustees may authorize the        Markets Income Fund
             investment of all of a fund's
             assets in another open-end
             investment company with
             substantially the same
             investment objective and
             policies.

 6.          To adopt a new fundamental        Fidelity Global Bond Fund
             investment policy for the fund    Fidelity Fidelity New
             that would permit it to invest    Markets Income Fund
             all of its assets in another
             open-end investment
             company managed by FMR
             or an affiliate with
             substantially the same
             investment objective and
             policies.

 7.          To approve an amended             Fidelity Global Bond Fund
             management contract for the
             fund that would reduce the
             management fee payable to
             FMR by the fund as FMR's
             assets under management
             increase.

The following tables summarize the proposals applicable to each fund.

 8.                                               To approve an amended               Fidelity Fidelity New
                                                  management contract for the         Markets Income Fund
                                                  fund that would reduce the
                                                  management fee payable to
                                                  FMR by the fund as FMR's
                                                  assets under management
                                                  increase.

 9.                                               To approve a new                    Fidelity Global Bond Fund
                                                  sub-advisory agreement with
                                                  (FIJ) to provide investment
                                                  advice and research services
                                                  or investment management
                                                  services.

 10.                                              REORGANIZATION:To approve           Fidelity Global Bond Fund
                                                  an agreement and plan
                                                  providing for the
                                                  reorganization of the fund
                                                  from a separate series of one
                                                  Massachusetts business
                                                  trust to another
                                                  Massachusetts business
                                                  trust.

 11.                                              REORGANIZATION:To approve           Fidelity Fidelity New Markets
                                                  an agreement and plan               Income Fund
                                                  providing for the
                                                  reorganization of the fund
                                                  from a separate series of one
                                                  Massachusetts business
                                                  trust to another
                                                  Massachusetts business
                                                  trust.

 12.                                              REAL ESTATE: To make explicit       Fidelity Global Bond Fund
                                                  the ability of the fund to
                                                  purchase any security or
                                                  instrument backed by real
                                                  estate or real estate interests
                                                  and any security of
                                                  companies engaged in the
                                                  real estate business. Also to
                                                  eliminate the restriction that
                                                  securities backed by real
                                                  estate must be marketable.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 13.                                              BORROWING: To amend the             Fidelity Global Bond Fund
                                                  borrowing limitation to require
                                                  a reduction in borrowing if
                                                  borrowings exceed the 33
                                                  1/3% limit for any reason
                                                  rather than solely because of
                                                  a decline in net assets.

 14.                                              CONCENTRATION: To                   Fidelity Global Bond Fund
                                                  standardize the language of
                                                  the limitation on industry
                                                  concentration and modify it to
                                                  refer to "companies with
                                                  principal business activities in
                                                  the same industry" rather
                                                  than "issuers in the same
                                                  industry."


1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Investment Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below are currently Trustees of Fidelity Investment Trust and have served in that capacity continuously since originally elected or appointed. Phyllis Burke Davis, Robert M. Gates, Marvin L, Mann and William O. McCoy, were selected by the trust's Nominating and Administration Committee (see page 14) and were appointed to the Board in December 1992, March 1997, October 1993, and January 1997 respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates and William O. McCoy, each of the nominees is currently a Trustee or General Partner, as the case may be, of registered investment companies (trusts or partnerships) advised by FMR. Mr. Gates and Mr. McCoy are currently a Trustee or General Partner, as the case may be of registered investment companies advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee               Principal Occupation **                  Year of
(Age)                                                          Election or
                                                               Appointmen
                                                               t

*J. Gary Burkhead     Senior Vice President, is                1986
                      President and a Director of FMR
                      Texas Inc., Fidelity Management
 (56)                 & Research (U.K.) Inc., Fidelity
                      Management & Research (Far
                      East) Inc., and President of
                      Fidelity Investments Institutional
                      Services Company, Inc. (FIIS)

Ralph F. Cox          Management consultant (1994).            1991
                      Prior to February 1994, he was
                      President of Greenhill Petroleum
 (65)                 Corporation (petroleum
                      exploration and production).
                      Until March 1990, Mr. Cox was
                      President and Chief Operating
                      Officer of Union Pacific
                      Resources Company
                      (exploration and production). He
                      is a Director of Sanifill
                      Corporation (non-hazardous
                      waste, 1993), CH2M Hill
                      Companies (engineering), Rio
                      Grande, Inc. (oil and gas
                      production), and Daniel
                      Industries (petroleum
                      measurement equipment
                      manufacturer). In addition, he is
                      a member of advisory boards of
                      Texas A&M University and the
                      University of Texas at Austin.

Phyllis Burke Davis   Prior to her retirement in               1992
                      September 1991, Mrs. Davis
                      was the Senior Vice President of
 (65)                 Corporate Affairs of Avon
                      Products, Inc. She is currently a
                      Director of BellSouth
                      Corporation
                      (telecommunications), Eaton
                      Corporation (manufacturing,
                      1991), and the TJX Companies,
                      Inc. (retail stores), and
                      previously served as a Director
                      of Hallmark Cards, Inc.
                      (1985-1991) and Nabisco
                      Brands, Inc. In addition, she is a
                      member of the President's
                      Advisory Council of The
                      University of Vermont School of
                      Business Administration.

Robert M. Gates       Consultant, author, and lecturer         1997
 (53)                 (1993). Mr. Gates was Director
                      of the Central Intelligence
                      Agency (CIA) from 1991-1993.
                      From 1989 to 1991, Mr. Gates
                      served as Assistant to the
                      President of the United States
                      and Deputy National Security
                      Advisor. Mr. Gates is currently a
                      Trustee for the Forum For
                      International Policy, a Board
                      Member for the Virginia
                      Neurological Institute, and a
                      Senior Advisor of the Harvard
                      Journal of World Affairs. In
                      addition, Mr. Gates also serves
                      as a member of the corporate
                      board for LucasVarity PLC
                      (automotive components and
                      diesel engines), Charles Stark
                      Draper Laboratory (non-profit),
                      NACCO Industries, Inc. (mining
                      and manufacturing), and TRW
                      Inc. (original equipment and
                      replacement products).

*Edward C. Johnson    President, is Chairman, Chief            1968
3d                    Executive Officer and a Director
                      of FMR Corp.; a Director and
                      Chairman of the Board and of
 (67)                 the Executive Committee of
                      FMR; Chairman and a Director
                      of FMR Texas Inc., Fidelity
                      Management & Research (U.K.)
                      Inc., and Fidelity Management &
                      Research (Far East) Inc.

E. Bradley Jones      Prior to his retirement in 1984,         1990
                      Mr. Jones was Chairman and
                      Chief Executive Officer of LTV
 (69)                 Steel Company. He is a Director
                      of TRW Inc. (original equipment
                      and replacement products),
                      Cleveland-Cliffs Inc (mining),
                      Consolidated Rail Corporation,
                      Birmingham Steel Corporation,
                      and RPM, Inc. (manufacturer of
                      chemical products), and he
                      previously served as a Director
                      of NACCO Industries, Inc.
                      (mining and marketing,
                      1985-1995) and Hyster-Yale
                      Materials Handling, Inc.
                      (1985-1995). In addition, he
                      serves as a Trustee of First
                      Union Real Estate Investments,
                      a Trustee and member of the
                      Executive Committee of the
                      Cleveland Clinic Foundation, a
                      Trustee and member of the
                      Executive Committee of
                      University School (Cleveland),
                      and a Trustee of Cleveland
                      Clinic Florida.

Donald J. Kirk        Executive-in-Residence (1995)            1987
                      at Columbia University Graduate
                      School of Business and a
                      financial consultant. From 1987
 (64)                 to January 1995, Mr. Kirk was a
                      Professor at Columbia University
                      Graduate School of Business.
                      Prior to 1987, he was Chairman
                      of the Financial Accounting
                      Standards Board. Mr. Kirk is a
                      Director of General Re
                      Corporation (reinsurance), and
                      he previously served as a
                      Director of Valuation Research
                      Corp. (appraisals and
                      valuations, 1993-1995). In
                      addition, he serves as Chairman
                      of the Board of Directors of the
                      National Arts Stabilization Fund,
                      Chairman of the Board of
                      Trustees of the Greenwich
                      Hospital Association, a Member
                      of the Public Oversight Board of
                      the American Institute of
                      Certified Public Accountants'
                      SEC Practice Section (1995),
                      and as a Public Governor of the
                      National Association of
                      Securities Dealers, Inc. (1996).

*Peter S. Lynch       Vice Chairman and Director of            1990
                      FMR (1992). Prior to May 31,
                      1990, he was a Director of FMR
 (54)                 and Executive Vice President of
                      FMR (a position he held until
                      March 31, 1991); Vice President
                      of Fidelity Magellan Fund and
                      FMR Growth Group Leader; and
                      Managing Director of FMR Corp.
                      Mr. Lynch was also Vice
                      President of Fidelity Investments
                      Corporate Services (1991-1992).
                      He is a Director of W.R. Grace &
                      Co. (chemicals) and Morrison
                      Knudsen Corporation
                      (engineering and construction).
                      In addition, he serves as a
                      Trustee of Boston College,
                      Massachusetts Eye & Ear
                      Infirmary, Historic Deerfield
                      (1989) and Society for the
                      Preservation of New England
                      Antiquities, and as an Overseer
                      of the Museum of Fine Arts of
                      Boston.

William O. McCoy      Vice President of Finance for the
                      University of North Carolina
                      (16-school system, 1995). Prior to
 (63)                 his retirement in December 1994,
                      Mr. McCoy was Vice Chairman of
                      the Board of BellSouth
                      Corporation (telecommunications)
                      and President of BellSouth
                      Enterprises. He is currently a
                      Director of Liberty Corporation
                      (holding company), Weeks
                      Corporation of Atlanta (real
                      estate, 1994), and Carolina
                      Power and Light Company
                      (electric utility, 1996). Previously,
                      he was a Director of First
                      American Corporation (bank
                      holding company, 1979-1996). In
                      addition, Mr. McCoy serves as a
                      member of the Board of Visitors
                      for the University of North
                      Carolina at Chapel Hill (1994) and
                      for the Kenan Flager Business
                      School (University of North
                      Carolina at Chapel Hill).

Gerald C. McDonough   Chairman of G.M. Management              1989
                      Group (strategic advisory
                      services). Prior to his retirement
 (68)                 in July 1988, he was Chairman
                      and Chief Executive Officer of
                      Leaseway Transportation Corp.
                      (physical distribution services).
                      Mr. McDonough is a Director of
                      Brush-Wellman Inc. (metal
                      refining), York International
                      Corp. (air conditioning and
                      refrigeration), Commercial
                      Intertech Corp. (hydraulic
                      systems, building systems, and
                      metal products, 1992), CUNO,
                      Inc. (liquid and gas filtration
                      products, 1996), and Associated
                      Estates Realty Corporation (a
                      real estate investment trust,
                      1993). Mr. McDonough served
                      as a Director of
                      ACME-Cleveland Corp. (metal
                      working, telecommunications,
                      and electronic products) from
                      1987-1996.

Marvin L. Mann        Chairman of the Board,                   1993
                      President, and Chief Executive
                      Officer of Lexmark International,
 (64)                 Inc. (office machines, 1991).
                      Prior to 1991, he held the
                      positions of Vice President of
                      International Business Machines
                      Corporation ("IBM") and
                      President and General Manager
                      of various IBM divisions and
                      subsidiaries. Mr. Mann is a
                      Director of M.A. Hanna
                      Company (chemicals, 1993) and
                      Infomart (marketing services,
                      1991), a Trammell Crow Co. In
                      addition, he serves as the
                      Campaign Vice Chairman of the
                      Tri-State United Way (1993) and
                      is a member of the University of
                      Alabama President's Cabinet.

Thomas R. Williams    President of The Wales Group,            1989
                      Inc. (management and financial
                      advisory services). Prior to
                      retiring in 1987, Mr. Williams
 (69)                 served as Chairman of the
                      Board of First Wachovia
                      Corporation (bank holding
                      company), and Chairman and
                      Chief Executive Officer of The
                      First National Bank of Atlanta
                      and First Atlanta Corporation
                      (bank holding company). He is
                      currently a Director of BellSouth
                      Corporation
                      (telecommunications), ConAgra,
                      Inc. (agricultural products),
                      Fisher Business Systems, Inc.
                      (computer software), Georgia
                      Power Company (electric utility),
                      Gerber Alley & Associates, Inc.
                      (computer software), National
                      Life Insurance Company of
                      Vermont, American Software,
                      Inc., and AppleSouth, Inc.
                      (restaurants, 1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
As of May 31, 1997, the nominees owned in the aggregate, less that 1% of each of the outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman), Mrs. Davis, Mr. Gates and Mr. McCoy are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. the committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1996, the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough, (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees and for membership committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. During the twelve months ended December 31, 1996, the committee held three meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
The following table sets forth information describing the compensation of each Trustee or Member of the Advisory Board of each fund for his or her services as trustee for the fiscal year ended December 31, 1996. COMPENSATION TABLE
Trustees                 Aggregate   Aggregate   Total
                         Compensat   Compensat   Compensation
                         ion from    ion from    from the Fund
                         Fidelity    Fidelity    Complex*,A
                         Global      New
                         Bond        Markets
                         FundA,B,C   Income
                                     FundB,D

J. Gary Burkhead**       $ 0         $ 0          $ 0

Ralph F. Cox              53          71          137,700

Phyllis Burke Davis       53          68          134,700

Richard J. Flynn***       66          85          168,000

Edward C. Johnson 3d**    0           0           0

E. Bradley Jones          53          68          134,700

Donald J. Kirk            54          69          136,200

Peter S. Lynch**          0           0           0

William O. McCoy****      26          45          85,333

Gerald C. McDonough       53          69          136,200

Edward H. Malone***       52          71          136,200

Marvin L. Mann            52          70          134,700

Thomas R. Williams        54          69          136,200

* Information is for calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 to December 31, 1996, William O. McCoy served as a member of the Advisory Board of the Trust.
A Compensation figures include cash, a pro-rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and ma include amounts requires to be deferred, a pro-rate portion of benefits accrues under the retirement program for the periods December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $2, Phyllis Burke Davis, $2, Richard J. Flynn, $0, E. Bradley Jones, $2, Donald J. Kirk, $2 William O. McCoy, $0, Gerald C. McDonough, $2, Edward H. Malone, $2, Marvin L. Mann, $2 and Thomas R. Williams, $2.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3, Phyllis Burke Davis, $3, Richard J. Flynn, $0, E. Bradley Jones, $3, Donald J. Kirk, $3, William O. McCoy, $0, Gerald C. McDonough, $3, Edward H. Malone, $3, Marvin L. Mann, $3 and Thomas R. Williams, $3.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in such designated securities under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firms of Coopers & Lybrand L.L.P. and Price Waterhouse LLP have been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Coopers & Lybrand L.L.P. has been selected to serve as the independent accountant for Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Worldwide Fund and Price Waterhouse LLP has been selected to serve as the independent accountant for Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Fidelity New Markets Income Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and Fidelity United Kingdom Fund. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. and Price Waterhouse LLP have advised the trust that each has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. and Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Global Bond Fund and Fidelity New Markets Income Fundare funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust, currently there are 19 other funds in the trust. The other funds in the trust are Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity U.K. Fund, and Fidelity Worldwide Fund. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Investment Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.
Fund                             Net Asset Value    $1,000
                                                    investment in
                                                    terms of shares

Fidelity Global Bond Fund        $

Fidelity Fidelity New Markets    $
Income Fund

 For example, Fidelity Global Bond Fund shareholders would have approximately ______% greater voting power than Fidelity New Markets Income Fundshareholders because at current NAVs, a $1,000 investment in Fidelity Global Bond Fund would equal ___ shares whereas a $1,000 investment in Fidelity New Markets Income Fundwould equal _____ shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
On matters requiring trust wide votes where all funds are required to vote, shareholders who own more shares with a lower NAV that other funds in the trust would be giving other shareholder in the trust more voting "power" that they currently have. On matter affecting only one fund, shareholders of that fund vote on the issue. In this instance under both current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed]. ((ARTICLE IV))
((THE TRUSTEES))

(RESIGNATION AND APPOINTMENT OF TRUSTEES)
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the
Trustees in office or by recording in the records of the    T    rust,
whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust, the Declaration of Trust will remain unchanged.

5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page 21 seeks the approval of each fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several Feeder Funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (((t ) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust, of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal (5), proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for each fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that each fund should invest in a Master Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of each fund and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse consequences to each fund. Approval of Proposal (5) provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include each fund's limitations on concentration and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of each fund would be managed as part of a larger pool. Were each fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw each fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for each fund. Each fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Master Fund only if they determine that pooling is in the best interests of each fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is updated to reflect the changes. If the proposal is not approved by the shareholders of a fund, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY GLOBAL BOND FUND. The Trustees recommend that the shareholders of the fund approve an amendment to the fund's management contract with Fidelity Management & Research Company (FMR) (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. Finally the Amended Contract also includes a discussion of FMR's ability to use brokers and dealers to execute portfolio transactions. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 1 on page __ . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through June 30, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above 192 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $192 billion or less. Above 192 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract revises the current fee breakpoints for assets under FMR's management above $192 billion ( as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page ___.)

PRESENT CONTRACT   AMENDED CONTRACT

Group Group    Present      Average Group   Amended
Assets         Contract*    Assets          Contract
($ billions)                ($ billions)

Over 84        .1500%       84 - 120        .1500%

                            120 - 156       .1450%

                            156 - 192       .1400%

                            192 - 228       .1350%

                            228 - 264       .1300%

                            264 - 300       .1275%

                            300 - 336       .1250%

                            336 - 372       .1225%

                            372 - 408       .1200%

                            408 - 444       .1175%

                            444 - 480       .1150%

                            480 - 516       .1125%

                            Over 516        .1100%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Amended
Assets         Contract*   Contract
($ billions)

150            .1736%      .1736%

200            .1658%      .1652%

250            .1606%      .1587%

300            .1572%      .1536%

350            .1547%      .1494%

400            .1529%      .1459%

450            .1515%      .1427%

500            .1503%      .1399%

550            .1494%      .1372%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for May 31 1997 were approximately $___
billion.
 COMPARISON OF MANAGEMENT FEES. For May 31 1997, average assets under management by FMR were $___ billion. The fund's management fee rate under the Amended Contract would have been __%, compared to __% under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $192 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended December 31, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
For example, the following chart compares the fund's management fee under the terms of the Present Contract for the period ended May 31, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage

Fee*               Fee                Difference

$ 1,029,193        $ 1,018,449         <1.04> %

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996. TRANSACTIONS WITH BROKERS-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management authority to a sub-adviser pursuant to a Sub-advisory Agreement, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The Amended Contract was approved by the Board of Trustees of the fund, including all of the Independent Trustees on ___. 199_ The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period(s) from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, and (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions.
In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 With regard to the section of the proposed contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY FIDELITY NEW MARKETS INCOME FUND.
 The Trustees recommend that the shareholders of the fund approve an amendment to the fund's management contract with Fidelity Management & Research Company (FMR) (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. Finally the Amended Contract also includes a discussion of FMR's ability to use brokers and dealers to execute portfolio transactions. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENT(S) TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 2 on page __ . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following shareholder approval and will remain in effect through June 30, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above 192 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $192 billion or less. Above 192 in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract revises the current fee breakpoints for assets under FMR's management above $192 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page ___.)

PRESENT CONTRACT   AMENDED CONTRACT

Group Group    Present      Average Group   Amended
Assets         Contract*    Assets          Contract
($ billions)                ($ billions)

Over 84        .1500%       84 - 120        .1500%

                            120 - 156       .1450%

                            156 - 192       .1400%

                            192 - 228       .1350%

                            228 - 264       .1300%

                            264 - 300       .1275%

                            300 - 336       .1250%

                            336 - 372       .1225%

                            372 - 408       .1200%

                            408 - 444       .1175%

                            444 - 480       .1150%

                            480 - 516       .1125%

                            Over 516        .1100%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Amended
Assets         Contract*   Contract
($ billions)

150            .1736%      .1736%

200            .1658%      .1652%

250            .1606%      .1587%

300            .1572%      .1536%

350            .1547%      .1494%

400            .1529%      .1459%

450            .1515%      .1427%

500            .1503%      .1399%

550            .1494%      .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for May 31, 1997 were approximately $___
billion.
 COMPARISON OF MANAGEMENT FEES. For May 31, 1997, average assets under management by FMR were $___ billion. The fund's management fee rate under the Amended Contract would have been __%, compared to __% under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $___ billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended December 31, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
For example, the following chart compares the fund's management fee under the terms of the Present Contract for the period ended May 31, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage

Fee*               Fee                Difference

$ 1,558,411        $ 1,541,411         <1.08> %

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The Amended Contract was approved by the Board of Trustees of the fund, including all of the Independent Trustees on ___. 199_ The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period(s) from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, and (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions.
In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED (FIJ) FOR FIDELITY GLOBAL BOND FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Global Bond Fund, FMR has entered into enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-advisory agreement (the Proposed Agreement) between FIJ and FMR on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FIJ, but also would permit FMR to grant FIJ investment management authority if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR WOULD PAY ALL OF FIJ'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR. In addition, the Proposed Agreement includes a discussion of FIJ's ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract.
 On December 19, 1996, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FIJ as well as to grant investment management authority to FIJ would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FIJ, the ability to execute portfolio transactions from points in the Japan that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 5.
 FIJ, established in 1986 with its principal office in Tokyo, Japan is a wholly-owned subsidiary of Fidelity International Limited, an affiliate of FMR organized under the laws of Bermuda. In 1994, FIJ registered as an investment advisor with the SEC in order to provide investment advisory services to FMR with respect to foreign securities. This research complements other research on foreign securities, primarily Japanese securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, obtained form other FMR sub-advisor affiliates with whom FMR has entered into sub-advisory agreements, or obtained from broker-dealers or other sources.
 FIJ may also provide investment advisory and management services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FIJ's only client other than FMR is FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FIJ, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FIJ, see the section entitled "Activities and Management of FIIA, FIIAL U.K., and FIJ" on page__.
 Under the Proposed Agreement, FIJ could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FIJ, FMR, NOT THE FUND, would pay FIJ 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIJ shall have provided investment advice.
 Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FIJ. If FIJ were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FIJ. If FMR grants investment management authority to FIJ with respect to all or a portion of the fund's assets, FIJ would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FIJ, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FIJ would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 To the extent that FMR granted investment management authority to FIJ, FMR would pay FIJ 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FIJ for investment management services.
 If approved by shareholders, the Proposed Agreement would take effect on October 1, 1997 (or, if later, the first day of the month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FIJ without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Fidelity Global Bond Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR will continue to mange the fund under its Management Contract with the flexibility to use sub-advisors, excluding FIJ, as previously voted.
10. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY GLOBAL BOND FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees have approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 3. The Plan of Reorganization provides for a reorganization of Fidelity Global Bond Fund (the Fund) from a separate series of Fidelity Investment Trust, a Massachusetts business trust, to a newly-established, separate series of Fidelity School Street Trust (the Trust), also a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). Since both Investment Trust and School Street Trust are Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the Reorganization except with regard to shareholder voting rights as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are based on the number of shares owned (share-based voting) while shareholder voting rights for the Series will be based on the total dollar interest in the Series (dollar-based voting) While the differences between the shareholder voting rights would have no bearing on matters affecting only one fund in a trust, on matters requiring trust-wide votes where all funds in a trust are required to vote dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called "Description of the Trust. "The Trust's fiscal year end is December 31, which is different than that of the Investment Trust. The Trustees may change the fiscal year end of the Trust at their discretion in the future.
 Fidelity Management & Research Company (FMR), the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract in effect between FMR and the Fund (the Present Management Contract; similarly, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisor U.K. Limited (FIIAL U.K.), the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantially identical to the agreements currently in effect between FMR U.K. and FMR Far East
(FIIA) and (FIIAL U.K.) and FMR (the Present Sub-Advisory Agreements).
 The Fund's distribution agent, Fidelity Distributors Corporation (FDC), will distribute shares of the Series under a General Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Investment Trust, which has 21 series of shares or funds. The Board of Trustees unanimously recommend conversion of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from School Street Trust to the Trust will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposed reorganization incorporating the International Bond Funds into School Street Trust,will minimize the return of capital risk to School Street Trust. Fidelity Global Bond Fund and Fidelity New Markets Income Fund are currently the only series of the trust with a December 31 fiscal year end. The proposed reorganization would allow FMR to incorporate the funds into a trust with the same fiscal year end, therefor consolidating the documents for increased efficiency.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of Investment Trust, including all of the Trustees who are not interested persons of FMR, on ___, 199_. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page _); and authorization of School Street Trust as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIJ, FIIA and FIIAL U.K. with respect to the Series and (iii) the Distribution and Service Plan under Rule 12b-1, immediatly prior to the Closing Date (including as the Management Contract may be modified pursuant to a vote identical to the contract or Plan, as the case may be, currently in effect with the Fund. If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Investment Trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 3 to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes School Street Trust as the then sole initial shareholder of the Series to approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIJ, FIIA and FIIAL U.K. with respect to the Series (the New Sub-Advisory Agreements), and (iii) the Distribution and Service Plan identical to the contract or plan, as the case may be, currently in effect with the Fund.
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will continue in force until Board contract reapproval date. Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR, FMR U.K., FMR Far East, FIJ, FIIA or FIIAL U.K. cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract, New Sub-Advisory Agreements, and New Plan will be terminable without penalty on sixty days' written notice either by the Trust, or FMR, FMR U.K., FMR Far East, FIJ, FIIA or FIIAL U.K. as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 28, 1998 (the Closing Date). However, the Reorganization may become effective at such later date as the parties may agree in writing.
 The obligations of Investment Trust and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Trust Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES. The fund and the Series shall wach be responsible for all of their respective expenses of Reorganization estimates at $___ in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page __); authorization of the School Street Trust, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) a Sub-Advisory Agreements for the Series between FMR, FMR U.K., FMR Far East, FIJ, FIIA and FIIAL U.K. and (iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or plan, as the case may be, currently in effect with the Fund. If approved, the Plan of Reorganization will take effect on the Closing Date including thas the Mangement Contract may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Investment Trust.
11. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY NEW MARKETS INCOME FUNDFROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees have approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 4. The Plan of Reorganization provides for a reorganization of Fidelity New Markets Income Fund(the Fund) from a separate series of Fidelity Investment Trust, a Massachusetts business trust, to a newly-established, separate series of Fidelity School Street Trust (the Trust), also a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). Since both Investment Trust and School Street Trust the Trust are Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the Reorganization except with regard to shareholder voting rights as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are based on the number of shares owned (share-based voting)while shareholder voting rights for the Series will be based on the total dollar interest in the Series (dollar-based voting). While the differences between the shareholder voting rights would have no bearing on matters affecting only one fund in a trust, on matters requiring trust-wide votes where all funds in a trust are required to vote dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called "Description of the Trust."The Trust's fiscal year end is December 31, which is different than that of the Investment Trust. The Trustees may change the fiscal year end of the Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract currently in effect between FMR and the Fund (the Present Management Contract; similarly, Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity International Investment Advisors (FIIA), Fidelity International Investment Advisor U.K. Limited (FIIAL), and Fidelity Investments Japan (FIJ) the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantially identical to the agreements currently in effect between FMR U.K., FMR Far East FIIA, FIIAL U.K. and FIJ and FMR (the Present Sub-Advisory Agreements).
 The Fund's distribution agent, Fidelity Distributors Corporation (FDC), will distribute shares of the Series under a General Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Investment Trust, which has 21 series of shares or funds. The Board of Trustees unanimously recommend conversion of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from Investment Trust to the Trust will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposed reorganization incorporating the International Bond Funds into School Street Trust,will minimize the return of capital risk to School Street Trust. Fidelity Global Bond Fund and Fidelity New Markets Income Fund are currently the only series of the trust with a December 31 fiscal year end. The proposed reorganization would allow FMR to incorporate the funds into a trust with the same fiscal year end, therefor consolidating the documents for increased efficiency.
 The Plan of Reorganization was approved by the Board of Trustees of Investment Trust, including all of the Trustees who are not interested persons of FMR, on ___, 199_. The Board of Trustees recommend that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page _); and authorization of School Street Trust as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIIA, FIIAL U.K. and FIJ with respect to the Series and (iii) the Distribution and Service Plan under Rule 12b-1, identical to the contract or Plan, as the case may be, currently in effect with the Fund. If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Investment Trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 4 to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes Investment Trust as the then sole initial shareholder of the Series to approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIIA, FIIAL U.K. and FIJ with respect to the Series (the New Sub-Advisory Agreements), and (iii) the Distribution and Service Plan identical to the contract or plan, as the case may be, currently in effect with the Fund.
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will continue in force until Board contract reapproval date. Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR, FMR U.K. or FMR Far East, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract, New Sub-Advisory Agreements, and New Plan will be terminable without penalty on sixty days' written notice either by the Trust, or FMR, FMR U.K., FMR Far East, FIIA, FIIAL U.K. or FIJ as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 28, 1998 (the Closing Date). However, the Reorganization may become effective at such later date as the parties may agree in writing.
 The obligations of Investment Trust and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Trust Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES. Expenses of the Reorganization, estimated at $_________ in the aggregate, will be borne by FMR.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page __); authorization of the Investment Trust, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) Sub-Advisory Agreements for the Series between FMR and FMR U.K. and FMR Far East, and
(iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or plan, as the case may be, currently in effect with the Fund. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Investment Trust.
12. TO AMEND FIDELITY GLOBAL BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 The fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page 50.) If the proposal is approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the fund investment objective and policie's and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility. The proposed limitation covers all types of real estate-related investments, while the current limitation refers to "marketable" securities. Any unmarketable investments will continue to be limited to 15% of net assets by the fund's existing non-fundamental limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is updated to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 13 and 14 is to revise several of the fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
13. TO AMEND FIDELITY GLOBAL BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed), less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation."
 The Trustees recommend that shareholders of Fidelity Global Bond Fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise Fidelity Global Bond Fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page 50.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed fundamental limitation would clarify two points. First, under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitations, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation differs from that of Fidelity Global Bond Fund's current limitation because it specifically defines "three days" to exclude Sundays and holidays, while the funds' current limitation simply states three business days.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is updated to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
14. TO AMEND FIDELITY GLOBAL BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities, or by foreign governments or their political subdivisions, or by supranational organizations) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page 50.) If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
  The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by the fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Global Bond Fund and Fidelity New Markets Income Fundand advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on page __.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert C. Pozen, President; Peter S. Lynch, Vice Chairman; and J. Gary Burkhead. With the exception of Robert C. Pozen, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Kenneth A. Rathgeber, Leonard M. Rush, Fred L. Henning, Jr., and John Carlson are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Rathgeber, Mr. Rush, and _____, hold or have options to aquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period January 1, 1996 through May 31, 1997, the following transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp:_____
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Global Bond Fund's and Fidelity Fidelity New Markets Income Fund's managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on page __.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR Texas and President and Director of Fidelity Investments Institutional Services Company Inc. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
ACTIVITIES AND MANAGEMENT OF FIJ, FIIA, AND FIIAL U.K.
 FMR, on behalf of New Market Income Fund, has entered into a sub-advisory agreement with FIJ and FIIA, both wholly owned subsidiaries of Fidelity International Limited (FIL). Fidelity Global Bond Fund has entered into a sub-advisory agreement with FIIA. FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, FIIAL U.K.
 The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses primarily on companies based in the U.K. and Europe. Open-end funds with investment objectives similar to Fidelity Global Bond Fund and Fidelity New Markets Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on page ___.
 The Directors of FIJ are Bill Wilder, President, Arthur M. Jesson, Edward
C. Johnson 3d, Nobuhide Kamiyama, Noboru Kawai, Yasuo Kuramoto, Stuart Leckie, and Hiroshi Yamashita. With the exception of Mr. Edward C. Johnson 3d, the principal business address of each of the Directors is Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.
 The Directors of FIIA are David J. Saul, President, Anthony Bolton, Charles T.M. Collis, William R. Ebsworth, Brett Goodin, and Simon Haslam. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.
 The Directors of FIIAL U.K. are Anthony Bolton, Pamela Edwards, Simon Haslam, and Sally Walden. The principal business address of each of the Directors is 130 Tonbridge Road, Hildenborough, Kent, TN119DZ, England.
 FIIA also is the investment adviser of Fidelity Advisor Emerging Asia Fund, Inc. and Fidelity Advisor Korea Fund, Inc., closed-end investment companies with net assets of approximately $134,614,065 and $47,181,324, respectively, as of same date as TANAER table information. As compensation for its services to each closed-end fund, FIIA receives 60% of the management fee paid by that fund to FMR. The Emerging Asia Fund management fee has two components, a basic fee and a performance adjustment. The basic fee is payable monthly at an annual rate equal to 1.00% of the Emerging Asia Fund's average daily net assets. The performance adjustment may increase or decrease the basic fee by up to 0.25% annually, based on the Emerging Asia Fund's performance (over a rolling performance period of up to 36 months) as compared to the MS Combined All Country Asia Free ex Japan Index. The Korea Fund management fee is payable monthly at an annual rate equal to 1.00% of Korea Fund's average daily net assets. At FIIA's request, FIJ may provide sub-advisory services with respect to either fund's investments. As compensation for these services, FIJ would receive 50% of the fee paid to FIIA by that fund in respect of the assets of the fund managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA in respect of the assets of that fund managed by FIJ on a non-discretionary basis.
TO BE INSERTED: [INSERT DIRECTORS' FMR CORP. STOCK TRANSACTION INFORMATION. REQUEST INFORMATION FROM A PROXY COORDINATOR.]
PRESENT MANAGEMENT CONTRACT
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposals 7 and 8.
 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company Inc.
(FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity Global Bond Fund and Fidelity New Markets Income Fundfor fiscal 1996 amounted to $605,872 and $640,737, respectively. FSC also received fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for fiscal 1996 for Fidelity Global Bond Fund and Fidelity New Markets Income Fundwere $_______, and $_______, respectively.
 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is each fund's manager pursuant to management contracts dated December 1, 1992 at which time a proposed reduction in the Group Fee rate was approved.
For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group net assets
- the approximate level for December 31, 1996 - was 0.1425%, which is the weighted average of the respective fee rates for each level of group net assets up to $453 billion.
GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE
                                       RATES

Average                   Annualized   Group    Effective
Group                     Rate         Net      Annual
Assets                                 Assets   Fee Rate





$0     -     3 billion   .3700%          $ 0.5    .3700%
                                        billion

 3     -     6           .3400          25       .2664

 6     -     9           .3100          50       .2188

 9     -     12          .2800          75       .1986

 12    -     15          .2500          100      .1869

 15    -     18          .2200          125      .1793

 18    -     21          .2000          150      .1736

 21    -     24          .1900          175      .1695

 24    -     30          .1800          200      .1658

 30    -     36          .1750          225      .1629

 36    -     42          .1700          250      .1604

 42    -     48          .1650          275      .1583

 48    -     66          .1600          300      .1565

 66    -     84          .1550          325      .1548

 84    -     120         .1500          350      .1533

120    -     174         .1450          400      .1507

174    -     228         .1400

228    -     282         .1375

282    -     336         .1350

Over         336         .1325



 Under each fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. Prior to January 1, 1989, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 Prior to March 1, 1992, the group fee rate was based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. each fund's current management contract reflects the group fee rate schedule above for average group assets under $156 billion and the group fee rate schedule below for average group assets in excess of $156 billion and under $372 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule for average group assets in excess of $156 billion and up to $372 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $372 billion is as follows:
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. each fund's current management contract reflects the group fee rate schedule above for average group assets under $156 billion and the group fee rate schedule below for average group assets in excess of $156 billion.

GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE
                             RATES

Average Group   Annualized   Group Net        Effective
Assets          Rate         Assets           Annual
                                              Fee Rate

 120 - $156     .1450%        $ 150 billion   .1736%
billion

 156 - 192      .1400          175            .1690

 192 - 228      .1350          200            .1652

 228 - 264      .1300          225            .1618

 264 - 300      .1275          250            .1587

 300 - 336      .1250          275            .1560

 336 - 372      .1225          300            .1536

 372 - 408      .1200          325            .1514

 408 - 444      .1175          350            .1494

 444 - 480      .1150          375            .1476

 480 - 516      .1125          400            .1459

Over 516        .1100          425            .1443

                               450            .1427

                               475            .1413

                               500            .1399

                               525            .1385

                               550            .1372

 The individual fund fete is 355% for Fidelity Global Bond Fund, .55% for Fidelity New Markets Income Fund. Based on the average group net assets of the funds advised by FMR for December 31, 1996, the annual management fee rate would be calculated as follows:
                        Group Fee          Individual Fund         Manageme
                        Rate               Fee Rate                nt/Basic
                                                                   Fee Rate

Fidelity Global Bond    .1425%       +     .55%              =     .6925%
Fund

Fidelity New Markets    .1425%       +     .55%              =     .6925%
Income Fund

 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 During fiscal December 31, 1996, FMR received $1,018,449 , and $1,541,411, for its services as investment adviser to Fidelity Global Bond Fund and Fidelity Fidelity New Markets Income Fund, respectively. This fee was equivalent to .69% and .70%, respectively, of the average net assets of Fidelity Global Bond Fund and Fidelity Fidelity New Markets Income Fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield. PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity National Financial Services Corporation (NFSC) Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 For fiscal year 1996 the funds paid no brokerage commissions to affiliated brokers. During fiscal 1996 paid brokerage commissions of $_______ and $ _______ Fidelity New Markets Income Fund and Fidelity Global Bond Fund respectively to NFSC and $____ adn $____ to FBS, respectively. FBS. During fiscal 199__, this amounted to approximately __% and __%, respectively, of the aggregate brokerage commissions paid by the fund.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of ________ [CHECK WITH MARKETING TO DETERMINE WHO CONTACT WILL BE.], whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

MANAGEMENT CONTRACT
between
FIDELITY INVESTMENT TRUST:
Fidelity Global Bond Fund
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION] ((Amendement)) made this 1st day of [March, 1992] _____, ((1997)) by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")[.](( as set forth in its entirety below.))
 Required authorization and approval by shareholders and Trustees having been obtained, Fidelity Investment Trust, on behalf of Fidelity Global Bond Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated January 1, 1989, ((as modified March 1, 1992 ))to a modification of said Contract in the manner set forth below. The [modifications] ((Amendment)) shall take effect upon the execution of this modification of the Management Contract by duly authorized officers of the Fund and the Adviser.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) ((The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee Rate and an Individual Fund Fee Rate.
 (a) Group Fee Rate. The [group fee rate] ((Group Fee Rate)) shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company)] ((fund's Declaration of Trust or other organizational document)) determined as of the close of business on each business day throughout the month. The [group fee rate](( Group Fee Rate)) shall be determined on a cumulative basis pursuant to the following schedule.
    Average Net Assets      Annualized Fee Rate (for each level)
  $0  - 3 billion         ..5200%
   3  - 6                 ..4900%
   6  - 9                  .4600%
   9 - 12                  .4300%
  12 - 15                  .40005
  15 - 18                  .3850%
  18 - 21                  .3700%
  21 - 24                  .3600%
  24 - 30                  .3500%
  30 - 36                  .3450%
  36 - 42                  .3400%
  42 - 48                  .3350%
  48 - 66                  .3250%
  66 - 84                  .3200%
  84-102                   .3150%
  102-138                  .3100%
   138-174                 .3050%
  174-210                  .3000%
  210-246                  .2950%
  246-282                  .2900%
  282-318                  .2850%
  318-354                  .2800%
  354-390                  .2750%
  390-426                  .2700%
  426-462                  .2650%
  462-498                  .2600%
  498-534                  .2550%
  Over -534                .2500%
 (b) Individual Fund Fee Rate. The individual fund fee rate shall be [.55%] ___%.
 The sum of the Group [fee rate](( Fee Rate,)) calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the [annual management fee rate](( Annual Management Fee Rate.)) One-twelfth of the [annual management fee] ((Annual Management Fee)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund] ((or other organizational document)) determined as of the close of business on each business day throughout the month.
 In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until May 31, [1992] ((1997 ))and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document ))and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document ))are separate and distinct from those of any and all other Portfolios.
 8. ((This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
     FIDELITY INVESTMENT TRUST on
     behalf of Fidelity Global Bond Fund
     [SIGNATURE LINES OMITTED]

     FIDELITY MANAGEMENT & RESEARCH COMPANY
     [SIGNATURE LINES OMITTED]

EXHIBIT 2
MANAGEMENT CONTRACT
between
FIDELITY INVESTMENT TRUST:
FIDELITY NEW MARKETS INCOME FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT] ((Amendment)) made this ___,1 1997 [5th day of April 1993], by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity New Markets Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")[.] ((as set forth in its entirety below.))
Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated _____________, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ________________ or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser, [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group fee rate and an Individual Fund fee rate.
 (a) Group Fee Rate. The Group [fee rate] ((Fee Rate)) shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company)] ((Fund's Declaration of Trust or other organizational document)) determined as of the close of business on each business day throughout the month. The Group [fee rate] ((Fee Rates)) shall be determined on a cumulative basis pursuant to the following schedule.

    Average Net Assets Annualized Fee Rate (for each level)
  $0  - 3 billion     ..5200%
   3  - 6             ..4900%
   6  - 9              .4600%
   9 - 12              .4300%
  12 - 15              .40005
  15 - 18              .3850%
  18 - 21              .3700%
  21 - 24              .3600%
  24 - 30              .3500%
  30 - 36              .3450%
  36 - 42              .3400%
  42 - 48              .3350%
  48 - 66              .3250%
  66 - 84              .3200%
  84-102               .3150%
  102-138              .3100%
   138-174             .3050%
  174-210              .3000%
  210-246              .2950%
  246-282              .2900%
  282-318              .2850%
  318-354              .2800%
  354-390              .2750%
  390-426              .2700%
  426-462              .2650%
  462-498              .2600%
  498-534              .2550%
  Over -534            .2500%
 (b) Individual Fund Fee Rate. The Individual Fund [fee rate] ((Fee Rate)) shall be [.55%] ___%.
The sum of the Group [fee rate] ((Fee Rate,)) calculated as described above to the nearest millionth, and the Individual Fund [fee rate] ((Fee Rate )) shall constitute the [annual management fee rate] ((Annual Management Fee Rate. )) One twelfth of the annual management fee shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund] ((or other organizational document)) determined as of the close of business on each business day throughout the month.
 In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until May 31, [1993] 1997 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document )) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document )) are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be herunto affixed, )) all as of the date written above.
      FIDELITY INVESTMENT TRUST
      on behalf of Fidelity New Markets Income Fund
  [SIGNATURE LINES OMITTED]

      FIDELITY MANAGEMENT & RESEARCH COMPANY
  [SIGNATURE LINES OMITTED]

LG930590019

EXHIBIT 3
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the __ day of ____ 199_, by and between Fidelity Global Bond Fund (the
Fund), a separate series of Fidelity Investment Trust (Investment Trust) and Fidelity School Street Trust (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest in the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 The Investment Trust on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Investment Trust, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (y) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1997 and those incurred in the ordinary course of the Fund's business as an investment company since December 31, 1997; and
 (z) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Investment Trust or any officer duly authorized by them, on the Investment Trust's behalf as the then sole shareholder of the Series, shall (1) elect as trustees of the Trust (Trustees) the persons who are elected pursuant to Proposal 1 in the proxy statement distributed in connection with the Special Meeting of Fund Shareholders (Proxy Statement) in the same manner that Fund Shareholders so vote approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Jpan Limited (FIJ)
(iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract, and (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposals 12 through 14 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund' Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by FSC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation (2.5% of average net assets), if applicable, FMR will assume expenses incurred by the Trust and the Fund in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses shall include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Trust Series Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Trust Series Shares to be issued in connection herewith in each state in which the Fund shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transactions.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Investment Trust and the Trust, 82 Devonshire Street, Boston, Massachusetts, on February 28, 1998, or at such other place or later date as the parties may agree in writing (the Closing
Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified The Chase Manhattan Bank, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Service Co., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Investment Trust pursuant to its Restated Declaration of Trust any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i)  the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Investment Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since December 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a). This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST
 A copy of the Declaration of Trust of the Trust and Investment Trust, as restated, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Investment Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    Fidelity Investment Trust:
    Fidelity Global Bond Fund

    [signature lines omitted]

    Fidelity School Street Trust:
    Fidelity Global Bond Fund


    [signature lines omitted]



    FMR hereby agrees, pursuant to its Management
    Contract with the Investment Trust in respect of the Fund and with the Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 5(b) of this Agreement.

    FIDELITY MANAGEMENT & RESEARCH COMPANY]

    [signature lines omitted]

EXHIBIT 3
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the __ day of ____ 199_, by and between Fidelity New Markets Income Fund (the Fund), a separate series of Fidelity Investment Trust (Investment Trust) and Fidelity School Street Trust (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest in the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 The Investment Trust on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Investment Trust, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (y) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1998 and those incurred in the ordinary course of the Fund's business as an investment company since December 31, 1998; and
 (z) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Investment Trust or any officer duly authorized by them, on the Investment Trust's behalf as the then sole shareholder of the Series, shall (1) elect as trustees of the Trust (Trustees) the persons who are elected pursuant to Proposal 1 in the proxy statement distributed in connection with the Special Meeting of Fund Shareholders (Proxy Statement) in the same manner that Fund Shareholders so vote approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited, (iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract, and (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposals 12 through 14 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund' Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by FSC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation (2.5% of average net assets), if applicable, FMR will assume expenses incurred by the Trust and the Fund in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses shall include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Trust Series Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Trust Series Shares to be issued in connection herewith in each state in which the Fund shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transactions.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Investment Trust and the Trust, 82 Devonshire Street, Boston, Massachusetts, on February 28, 1998, or at such other place or later date as the parties may agree in writing (the Closing
Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified The Chase Manhattan Bank, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Service Co., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Investment Trust pursuant to its Restated Declaration of Trust any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i)  the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Investment Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since December 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a). This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST
 A copy of the Declaration of Trust of the Trust and Investment Trust, as restated, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Investment Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    Fidelity Investment Trust:
    Fidelity New Markets Income Fund

    [signature lines omitted]

    Fidelity School Street Trust:
    Fidelity Global Bond Fund


    [signature lines omitted]



    FMR hereby agrees, pursuant to its Management
    Contract with the Investment Trust in respect of the Fund and with the Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 5(b) of this Agreement.

    FIDELITY MANAGEMENT & RESEARCH COMPANY]

    [signature lines omitted]
EXHIBIT 3
FORM OF

SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INVESTMENTS JAPAN LIMITED
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY INVESTMENT TRUST ON BEHALF OF
FIDELITY GLOBAL BOND FUND
 AGREEMENT made this ___ day of ____, 199_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Investments Japan Limited, a Japanese company with principal offices at Shiroyama JT Mori Building, 19th Floor, 3-1 Toranomon 4-chome, Minato-ku, Tokyo 105, Japan (hereinafter called the "Sub-Advisor"); and Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Global Bond Fund (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
 (b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9.  Duration and Termination of Agreement; Amendments:
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1998 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.
FIDELITY INVESTMENTS JAPAN LIMITED
BY:_____________________________________________________
 Title
FIDELITY MANAGEMENT & RESEARCH COMPANY
BY: ___________________________________________
 Title
FIDELITY INVESTMENT TRUST
on behalf of Fidelity Global Bond Fund
BY: ____________________________________________
 Title
TANEAR TABLE TO BE INSERTED AFTER INITIAL CIRCULATION.
EXHIBIT 3
[TABLE WILL BE UPDATED IN A SUBSEQUENT FILING]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                            FISCAL         AVERAGE         RATIO OF NET                    RATIO OF
OBJECTIVE AND FUND                    YEAR END (A)   NET ASSETS      ADVISORY FEES                   EXPENSES TO
                                                     (MILLIONS)(B)   TO AVERAGE                      AVERAGE NET
                                                                     NET ASSETS                      ASSETS (C)
                                                                     PAID
                                                                     TO FMR (C)

GROWTH

Select Portfolios:

 Air Transportation ((pound))          2/28/95       $ 9.4                            0.24%*                        2.50%*

 American Gold                         2/28/95        350.5                           0.62                          1.41

 Automotive ((pound))                  2/28/95        102.2                           0.62                          1.80*

 Biotechnology ((pound))               2/28/95        413.9                           0.62                          1.59

 Brokerage and
Investment

 Management ((pound))                  2/28/95        30.5                            0.26*                         2.54*

 Chemicals ((pound))                   2/28/95        144.0                           0.62                          1.51*

 Computers ((pound))                   2/28/95        131.6                           0.62                          1.69*

 Construction and                      2/28/95        40.9                            0.62                          1.74*
 Housing ((pound))

 Consumer Products ((pound))           2/28/95        7.9                             0.30*                         2.49*

 Defense and Aerospace                 2/28/95        5.2                             -*                            2.49*
((pound))

 Developing                            2/28/95        222.6                           0.62                          1.50*
 Communications ((pound))

 Electronics ((pound))                 2/28/95        155.8                           0.62                          1.71*

 Energy ((pound))                      2/28/95        104.4                           0.62                          1.85

 Energy Service ((pound))              2/28/95        59.4                            0.62                          1.79*

 Environmental                         2/28/95        45.0                            0.62                          2.01*
 Services ((pound))

 Financial Services ((pound))          2/28/95        108.2                           0.62                          1.54*

 Food and Agriculture                  2/28/95        92.7                            0.62                          1.68*
((pound))

 Health Care ((pound))                 2/28/95        642.9                           0.62                          1.36*

 Home Finance ((pound))                2/28/95        200.7                           0.62                          1.45*

 Industrial Equipment                  2/28/95        123.8                           0.62                          1.78*
((pound))

 Industrial Materials ((pound))        2/28/95        177.3                           0.62                          1.53*

 Insurance ((pound))                   2/28/95        10.3                            0.62                          2.34*

 Leisure ((pound))                     2/28/95        73.1                            0.62                          1.62*

 Medical Delivery ((pound))            2/28/95        214.0                           0.62                          1.45*

 Multimedia ((pound)) ((psi))          2/28/95        31.5                            0.62                          2.03*

 Natural Gas ((pound))                 2/28/95        77.1                            0.62                          1.66*

 Paper and Forest                      2/28/95        56.2                            0.62                          1.87*
 Products ((pound))

 Precious Metals and                   2/28/95        437.1                           0.62                          1.46
 Minerals ((pound))

 Regional Banks ((pound))              2/28/95        143.9                           0.62                          1.56*

Select Portfolios
(continued):

 Retailing ((pound))                   2/28/95       $ 60.8                           0.62%                         1.96*%

 Software and                          2/28/95        182.1                           0.62                          1.50*
Computer
 Services ((pound))

 Technology ((pound))                  2/28/95        206.1                           0.62                          1.56*

 Telecommunications                    2/28/95        374.3                           0.62                          1.55*
((pound))

 Transportation ((pound))              2/28/95        12.7                            0.62                          2.36*

 Utilities Growth((pound))((psi))      2/28/95        224.4                           0.62                          1.42*

Magellan ((pound))                     3/31/95        35,788.6                        0.75                          0.96*

Mid Cap Stock                          4/30/95**      300.2                           0.66(dagger)                  1.22(dagger)*

Small Cap Stock                        4/30/95        640.2                           0.56                          0.90*

Fidelity Fifty ((pound))               6/30/94**      44.2                            0.63(dagger)                  1.58(dagger)

Blue Chip Growth                       7/31/94        1,359.3                         0.70                          1.22

Low-Priced Stock ((pound))             7/31/94        2,084.5                         0.79                          1.13

OTC Portfolio                          7/31/94        1,296.9                         0.50                          .88

Export Fund                            8/31/95**      62.6                            0.62(dagger)                  1.65(dagger)

Advisor Strategic
Opportunities:

  Class A ((pound))                    9/30/94        337.0                           0.72                          1.84

  Class B ((pound))                    9/30/94**      3.3                             0.72                          2.63(dagger)

  Initial Shares ((pound))             9/30/94        19.6                            0.72                          1.14

Destiny I                              9/30/94        3,204.9                         0.65                          0.70

Destiny II                             9/30/94        1,326.8                         0.73                          0.80

Advisor Emerging Asia                  10/31/94       125.5                           1.00(dagger)                  1.78(dagger)
Fund, Inc. ((oval))

Advisor Global                         10/31/94       115.8                           0.77                          2.07*
Resources ((pound))

Advisor Growth                         10/31/94       3,215.2                         0.69                          1.62*
Opportunities - Class
A

Advisor Overseas ((sigma))             10/31/94       428.7                           0.80                          2.12

Canada ((sigma))                       10/31/94       214.8                           0.80                          1.57

Capital Appreciation ((pound))         10/31/94       1,720.3                         0.77                          1.17

Disciplined Equity ((pound))           10/31/94       891.4                           0.72                          1.05

Diversified                            10/31/94       316.5                           0.72                          1.25
International ((sigma))

Emerging Markets ((sigma))             10/31/94       1,639.2                         0.77                          1.52

Europe ((sigma))                       10/31/94       493.3                           0.72                          1.35

Europe Capital                         10/31/94**     288.2                           0.77(dagger)                  1.54(dagger)
Appreciation ((sigma))

International Value ((rex-all))        10/31/95**     9.6                             0.77(dagger)                  2.00(dagger)*

Japan ((rex-all))                      10/31/94       362.4                           0.75                          1.42

Latin America ((sigma))                10/31/94      $ 782.5                          0.77%                         1.48%

Overseas ((sigma))                     10/31/94       1,895.8                         0.80                          1.24

Pacific Basin ((rex-all))              10/31/94       509.8                           0.86                          1.54

Southeast Asia ((rex-all))             10/31/94       806.9                           0.69                          1.47

Stock Selector ((pound))               10/31/94       710.5                           0.72                          1.09

Value ((pound))                        10/31/94       3,325.0                         0.52                          0.79

Worldwide ((sigma))                    10/31/94       530.6                           0.77                          1.32

Advisor Equity Portfolio
Growth :

 Class A ((pound))                     11/30/94       663.9                           0.64                          1.70

 Institutional Class ((pound))         11/30/94       364.1                           0.64                          0.84

Emerging Growth ((pound))              11/30/94       617.7                           0.66                          1.02

Growth Company ((pound))               11/30/94       2,748.9                         0.73                          1.05

New Millennium                         11/30/94       312.2                           0.82                          1.29

Retirement Growth ((pound))            11/30/94       2989.2                          0.77                          1.07


(a) All fund data are as of the fiscal year end noted in the chart or as of April 30,1995, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(d) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which certain portfolio trades have been directed. Funds so affected are indicated by an (*).
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund. ((oval)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.
((psi))   Effective August 3, 1994, Utilities Income Fund and Select
Utilities Portfolio have been renamed to Utilities Fund and Utilities Growth Portfolio, respectively.

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY GLOBAL BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Global Bond Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315910109/fund# 451
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as       [  ] FOR all nominees    [  ]            1.
     Trustees:                                            listed (except as         WITHHOLD
                                                          marked to the contrary    authority to
     J. Gary Burkhead, Ralph F. Cox, Phyllis Burke        below).                   vote for all
     Davis, Robert M. Gates, Edward C. Johnson 3d,                                  nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,
     William O. McCoy, Gerald C. McDonough, Marvin
     L. Mann, and Thomas R. Williams

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest in all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

6.    To adopt a new fundamental investment policy for             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      each fund to permit each fund to invest all of its assets
      in another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended Management Contract for                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      Global Bond Fund.

9.    To approve a new sub-advisory agreement with                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      Fidelity Investments Japan Limited (FIJ) for Global
      Bond Fund.

10.   To approve an agreement and plan providing for the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      reorganization of Global Bond Fund.

12.   To amend Global Bond Fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      investment limitation concerning real estate.

13.   To amend Global Bond Fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      investment limitation concerning borrowing.

14.   To amend Global Bond Fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      investment limitation concerning the concentration of
      its investments in a single industry.


GLO-PXC-0797 cusip # 315910109/fund# 451
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY NEW MARKETS INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity New Markets Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315910836/fund# 331
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as       [  ] FOR all nominees    [  ]            1.
     Trustees:                                            listed (except as         WITHHOLD
                                                          marked to the contrary    authority to
     J. Gary Burkhead, Ralph F. Cox, Phyllis Burke        below).                   vote for all
     Davis, Robert M. Gates, Edward C. Johnson 3d,                                  nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,
     William O. McCoy, Gerald C. McDonough, Marvin
     L. Mann, and Thomas R. Williams

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest in all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

6.    To adopt a new fundamental investment policy for             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      each fund to permit each fund to invest all of its assets
      in another open-end investment company with
      substantially the same investment objective and
      policies.

8.    To approve an amended Management Contract for                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      New Markets Income Fund.

11.   To approve an agreement and plan providing for the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      reorganization of New Markets Income Fund.


NMI-PXC-0797 cusip # 315910836/fund# 331